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                                                                   EXHIBIT 10.36

                             THIRD AMENDMENT TO THE
                     PERCEPTRON, INC. 1992 STOCK OPTION PLAN
                     (AMENDED AND RESTATED OCTOBER 31, 1996)


         Pursuant to the Amendment provisions in Section 9.2 of the Perceptron, Inc. 1992 Stock Option Plan ("Plan") and the approval of the Board of Directors of Perceptron, Inc. ("Company"), the Plan is hereby amended as set forth below.

         1. Subject to shareholder approval, Section 10 of the Plan (Effective Date and Duration) shall be amended and restated in its entirety to read as follows:

                  SECTION 10 EFFECTIVE DATE AND DURATION. This Plan shall become effective beginning April 21, 1992, subject to the approval of the shareholders of the Company as required by Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and Section 422A of the Code. No options may be granted under this plan subsequent to April 20, 2012.

         THIS THIRD AMENDMENT is hereby adopted as of August 10, 2001.

                                            PERCEPTRON, INC.



                                            By: /s/ Alfred A. Pease
                                               ---------------------------------
                                               Alfred A. Pease, Chairman,
                                               President and Chief Executive
                                               Officer